UNITED STATES OF AMERICA
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported) August 30, 2000 (June 21, 2000)


                           COMTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           New Mexico                0-12116               75-2456757
           ----------                -------               ----------
        (State or other            (Commission            (IRS Employer
         Jurisdiction              File Number)        Identification No.)
       Of Incorporation)

  9350 East Arapahoe Road, Suite 340, Englewood, Co.                80112
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 662-1198



                        This Document consists of 5 pages

Item 5:  Other Items


Amendment of Articles of Incorporation

On June 21, 2000 pursuant to a vote of the shareholders at the annual meeting of shareholders held at the offices of the Registrant, the shareholders of the Registrant voted to amend the Articles of Incorporation of the Registrant to increase the number of authorized shares of .001 par value common stock from 100,000,000 to 200,000,000. The number of shares eligible to vote was
44,876,191, the number of shares voted for the amendment was 37,916,945, the number of shares voted against the amendment was 394,517 and the number of shares abstaining was 2,906.

Exchange of Debt release for issuance of common stock.

On June 21, 2000, the Company issued a total of 21,445,500 shares of its .001 par value common stock to five separate corporations organized outside of the United States of America, whose shareholders are not residents of the United States of America. The shares were issued in exchange for release of loans totaling $1.7 million and $444,550 in accrued interest on such loans. The transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities that are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts other than as described herein were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.

Issue of .001 par value common stock in exchange for debenture debt and accrued interest settlement:


DATE                                           PER SHARE   NUMBER OF  CASH PAID TO  OTHER NONCASH
SOLD:            SHAREHOLDER NAME             OFFER PRICE    SHARES      COMPANY    CONSIDERATION
-----            ----------------             -----------    ------      -------    -------------
6/21/00  Cayman Offshore International, Inc.     $0.10     3,000,000     $     0         debt
6/21/00  Cayman Offshore International, Inc.     $0.10     1,022,500     $     0       interest
6/21/00  Overseas Foreign Holding, Inc.          $0.10     2,500,000     $     0         debt
6/21/00  Overseas Foreign Holding, Inc.          $0.10       935,000     $     0       interest
6/21/00  Queens Cross Group, Inc.                $0.10     6,000,000     $     0         debt
6/21/00  Queens Cross Group, Inc.                $0.10     1,230,000     $     0       interest
6/21/00  Merrivale, Ltd.                         $0.10     4,000,000     $     0         debt
6/21/00  Merrivale, Ltd.                         $0.10       940,000     $     0       interest
6/21/00  P.I. Pfeiger & Co., Ltd.                $0.10     1,500,000     $     0         debt
6/21/00  P.I. Pfeiger & Co., Ltd.                $0.10       318,000     $     0       interest

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

Item 7.  Exhibits

Exhibit 3.4

     Articles  of  Amendment  to  the  Articles  of   Incorporation   of  ComTec
International, Inc.



                                   SIGNATURES

                                         ComTec International, Inc.
                                         --------------------------
                                         (Registrant)

Date:   August 30, 2000
                                         s/s Gordon Dihle
                                         ---------------------------------------
                                         Gordon Dihle - Authorized Officer, CFO
                                         and Secretary.

Exhibit 3.4 Form 8K
                              Articles of Amendment
                                     to the
                            Articles of Incorporation

Pursuant to the provisions of Section 53-13-4 of, NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

ARTICLE ONE: The Corporate name and NMSCC# of the corporation are:

ComTec International, Inc.                                 NMSCC# 1180645


ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on June 21, 2000 in the manner prescribed by the New Mexico Business Corporation Act:

V. Article 5(A) of the articles of incorporation is hereby amended to read in its entirety as follows:

(A) Authorized Shares: The aggregate number of shares which the corporation shall have authority to issue is 210,000,000 shares. Two Hundred Million (200,000,000) shares shall be designated "Common Stock", and shall have a par value of 0.001. Ten Million (10,000,000) shares shall be designated "Preferred Stock", and shall have a par value of 0.001 per share, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may from time to time, determine.


ARTICLE THREE: The number of shares of the corporation outstanding at the time of such adoption was 44,876,191 common shares and the number of shares entitled to vote thereon was 44,876,191.

ARTICLE FOUR: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                   CLASS                         NUMBER OF SHARES
                   Common                            44,876,191


ARTICLE FIVE: The number of shares voting for such amendment was 37,916,945 and the number of shares voting against such amendment was 394,517.

ARTICLE SIX: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                   CLASS                         NUMBER OF SHARES:

                  Common                        FOR         AGAINST

Article V - increase
 in common shares                            37,916,945     394,517


ARTICLE SEVEN: The manner, if not set forth in such amendment, in which any exchange. reclassification, or cancellation of issued shares provided for in the amendment shall be affected, is as follows:

Not Applicable


DATED: June 22, 2000.


ComTec International, Inc.
(Corporate Name)

BY:  s/James J. Krejci
   ----------------------------------
   James J. Krejci, Its President


BY:  s/Gordon Dihle
   ----------------------------------
   Gordon Dihle, Its Secretary


Under penalty of perjury, the undersigned declares that the foregoing document was executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge:


ATTEST:

s/James J. Krejci
-------------------------------
James J. Krejci, Its President


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